                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6362

                           Van Kampen Municipal Trust
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/06

Item 1. Report to Shareholders

The Trust's semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Municipal Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2006.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/06

MUNICIPAL TRUST
SYMBOL: VKQ
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (9/27/91)            7.41%          6.69%

10-year                              6.99           7.41

5-year                               7.69           7.95

1-year                               3.36           9.26

6-month                              2.51           7.11
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2006

MARKET CONDITIONS

The economy continued to grow during the six-month period ended April 30, 2006, demonstrating some resiliency in the face of rising oil and other commodity prices, the Gulf Coast hurricanes, and emerging weakness in the housing market. This expansion was more modest in the final months of 2005, but gained considerable momentum in the first quarter.

Against the backdrop of growth and good employment data, the Federal Open Market Committee (the "Fed") continued raising the federal funds target rate during the period, implementing four additional increases of 25 basis points each. These moves brought the target rate to 4.75 percent. The final hike of the period represented the fifteenth consecutive increase--the longest stretch of increases in 25 years. As the period came to a close, market observers speculated about the Fed's near-term intentions, given the central bank's view that although longer-term inflation currently appeared contained, commodity prices could amplify inflationary pressures.

Returns across the municipal bond market varied significantly. As investors sought income opportunities, lower rated bonds outpaced investment-grade bonds by a wide margin. Long-term bonds earned the best returns, broadly speaking, while bonds in the three-to-seven year range posted the most muted gains.

Municipal bond issuance was robust during the final months of 2005. (In fact, 2005 marked a record high for municipal bond volume.) The tide changed in 2006, however. As rising rates discouraged issuers from refinancing debt, national municipal issuance dropped by approximately 25 percent in the first four months of the year versus the same period in 2005. While supply ebbed, the market's appetite for municipal bonds remained strong, with particularly heavy demand from high yield municipal bond funds.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On both an NAV basis and a market price basis, the trust outperformed its benchmark index, the Lehman Brothers Municipal Bond Index.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2006

----------------------------------------------------------
      BASED ON     BASED ON       LEHMAN BROTHERS
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       2.51%        7.11%              1.56%
----------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive, which reduced the benefits of the trust's leverage activities.

We managed the trust according to our well-established "relative value" discipline. We used rigorous fundamental research to seek high quality securities with good liquidity and total return potential. (Liquid securities are those for which there is a robust market of purchasers and sellers.) We purchased bonds we believed to be attractively valued, and held them until they reached our return targets or until we found bonds that offered more compelling prospects.

Throughout the period, we sought opportunities to enhance the trust's yield, while adhering to our quality-driven criteria. We increased the trust's allocation to relatively higher yielding tiers of the investment-grade market. The trust purchased BBB rated credits, including tobacco revenue bonds. Our confidence in these tobacco bonds was underpinned by the strong fundamentals of the tobacco industry as well as by an improving litigation climate for tobacco companies. The trust received a boost from an increased stake in hospital issues rated A and BBB. We also purchased non-rated bonds with attractive yields, after our in-depth research indicated characteristics comparable to bonds rated B or higher.

We structured the portfolio to reflect our opinion that interest rates would continue to rise, with short-term rates rising more rapidly than long-term rates. To mitigate the trust's sensitivity to changing interest rates, we positioned the trust's duration to be shorter than its benchmark's. (Duration is a measure of interest rate sensitivity.)

Reflecting our belief that the long-term segment of the bond market would offer the strongest performance, our purchases emphasized issues with maturities of 20 years and longer. Where possible, we favored bonds with defensive characteristics, such as pricing to shorter calls. Meanwhile, sales included short-term bonds with maturities of five years or less, and zero-coupon bonds with a variety of maturities. (Zero-coupon bonds tend to underperform during periods of rising interest rates.) We pared positions in pre-refunded issues with maturities of 10 years or less, particularly emphasizing those with maturities of five years or less. Within the longer-term portion of the portfolio, we found opportunities for relative value trading.

The trust remained well diversified across the major sectors of the municipal bond market, with a bias toward essential services. As of the close of the reporting period, the trust's largest allocations were to the general purpose and hospital sectors, followed by public education issues. Investment-grade securities represented more than 90 percent of the trust's bond holdings; credits rated AA or above accounted for 70 percent of bond assets.

VKQ's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the trust in the future.

RATINGS ALLOCATION AS OF 4/30/06
AAA/Aaa                                                          62.8%
AA/Aa                                                             7.1
A/A                                                               7.3
BBB/Baa                                                          13.5
BB/Ba                                                             0.7
B/B                                                               1.2
Non-Rated                                                         7.4

TOP FIVE SECTORS AS OF 4/30/06
General Purpose                                                  15.1%
Hospital                                                         14.8
Public Education                                                  8.3
Bridge, Tunnel & Toll Road                                        6.4
Higher Education                                                  6.3

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 4/30/06
California                                                       16.5%
New York                                                         10.5
Illinois                                                          7.7
Florida                                                           7.3
New Jersey                                                        6.5
Texas                                                             6.5
Colorado                                                          2.8
South Carolina                                                    2.6
Connecticut                                                       2.5
Washington                                                        2.4
Ohio                                                              2.3
Missouri                                                          2.3
Pennsylvania                                                      2.2
Louisiana                                                         2.2
Massachusetts                                                     2.1
Nevada                                                            2.1
Michigan                                                          1.9
North Carolina                                                    1.8
Georgia                                                           1.7
Arizona                                                           1.6
Alabama                                                           1.5
Indiana                                                           1.4
Maryland                                                          1.0
Tennessee                                                         1.0
New Hampshire                                                     0.9
Virginia                                                          0.9
Puerto Rico                                                       0.7
West Virginia                                                     0.7
Iowa                                                              0.7
Guam                                                              0.7
District of Columbia                                              0.7
Oregon                                                            0.6
Wisconsin                                                         0.6
Arkansas                                                          0.4
Oklahoma                                                          0.4

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 4/30/06
(continued from previous page)
Kansas                                                            0.4
Alaska                                                            0.3
Minnesota                                                         0.3
Rhode Island                                                      0.3
Kentucky                                                          0.3
Vermont                                                           0.2
South Dakota                                                      0.2
New Mexico                                                        0.2
Montana                                                           0.1
Mississippi                                                       0.0*
                                                                -----
                                                                100.0%

*   Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
       (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          MUNICIPAL BONDS 150.1%
          ALABAMA 2.2%
$1,000    Birmingham Baptist Med Ctr AL Spl Care Fac Fin
          Auth Rev Baptist Hlth Sys Ser A.................   5.875%   11/15/24   $   1,049,170
 3,695    Gadsden, AL Wts Ser B (AMBAC Insd) (a)..........   5.250    08/01/21       3,939,239
 2,000    Jefferson Cnty, AL Ltd Oblig Sch Wt Ser A.......   5.250    01/01/23       2,094,980
 4,000    Jefferson Cnty, AL Swr Rev Cap Impt Wts
          (Prerefunded @ 08/01/12) (FGIC Insd)............   5.125    02/01/42       4,263,120
 2,335    Marshall Cnty, AL Hlthcare Ser C................   6.000    01/01/32       2,467,978
                                                                                 -------------
                                                                                    13,814,487
                                                                                 -------------
          ALASKA  0.5%
 2,000    Alaska St Intl Arpt Rev Ser B (AMBAC Insd)
          (Prerefunded @ 10/01/12)........................   5.750    10/01/17       2,211,420
 1,000    Matanuska-Susitna Boro, AK Ctf Partn Pub Safety
          Bldg Lease (FSA Insd)...........................   5.750    03/01/16       1,066,820
                                                                                 -------------
                                                                                     3,278,240
                                                                                 -------------
          ARIZONA  2.4%
 1,425    Arizona Cap Fac Fin Corp Student Hsg Rev AZ St
          Univ Proj.......................................   6.250    09/01/32       1,499,841
 1,000    Arizona Hlth Fac Auth Hosp Sys Rev John C
          Lincoln Hlth Network (Prerefunded @ 12/01/12)...   6.375    12/01/37       1,145,210
 1,135    Cottonwood, AZ Wtr Rev Sys Sr Lien (XLCA
          Insd)...........................................   5.000    07/01/35       1,165,452
 1,650    Glendale, AZ Indl Dev Auth Rfdg.................   5.000    12/01/35       1,636,074
 9,750    University Med Ctr Corp AZ Hosp Rev.............   5.000    07/01/35       9,628,320
                                                                                 -------------
                                                                                    15,074,897
                                                                                 -------------
          ARKANSAS  0.6%
 2,310    Arkansas St Dev Fin Auth Rev St Agy Fac Donaghey
          Plaza Proj (FSA Insd)...........................   5.000    06/01/34       2,369,390
 1,565    Fort Smith, AR Wtr & Swr Rev Ser C
          (FSA Insd) (a)..................................   5.000    10/01/21       1,631,763
                                                                                 -------------
                                                                                     4,001,153
                                                                                 -------------
          CALIFORNIA  24.8%
 4,000    Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec
          Sub Pub Impt Proj Ser C (FSA Insd)..............    *       09/01/20       2,020,240
 7,500    Anaheim, CA Pub Fin Auth Rev Elec Sys Dist Fac
          Ser A (FSA Insd)................................   5.000    10/01/31       7,693,500
 2,100    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
          Pool Ser A (XLCA Insd)..........................   5.250    09/01/35       2,212,140
 1,560    California Cnty, CA Tob Agy Tob Merced Cnty Ser
          A Rfdg..........................................   5.125    06/01/38       1,521,546
 1,875    California Cnty, CA Tob Agy Tob Merced Cnty Ser
          A Rfdg..........................................   5.250    06/01/45       1,848,844
 7,125    California Ed Fac Auth Rev Pepperdine Univ Ser A
          Rfdg (FGIC Insd)................................   5.000    09/01/33       7,313,314
   350    California Hlth Fac Fin Auth Rev Casa De Las Ser
          A (MBIA Insd)...................................   5.250    08/01/17         360,045

See Notes to Financial Statements                                              9

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$1,000    California Hlth Fac Fin Auth Rev Cedars Sinai
          Med Ctr Rfdg....................................   5.000%   11/15/27   $   1,011,710
 9,440    California Hlth Fac Fin Auth Rev Cedars Sinai
          Med Ctr Rfdg....................................   5.000    11/15/34       9,504,570
 1,000    California Pollutn Ctl Fin Auth Solid Waste Disp
          Rev Waste Mngmt Inc Proj Ser B (AMT)............   5.000    07/01/27         996,690
 5,500    California St (AMBAC Insd)......................   5.125    10/01/27       5,632,770
 5,000    California St (MBIA Insd).......................   5.000    02/01/32       5,108,450
 8,500    California St (AMBAC Insd)......................   5.000    03/01/34       8,746,500
 2,000    California St Dept Wtr Res Pwr Ser A
          (Prerefunded @ 05/01/12)........................   6.000    05/01/15       2,256,300
 5,000    California St Dept Wtr Res Pwr Ser A
          (Prerefunded @ 05/01/12) (AMBAC Insd) (b).......   5.375    05/01/18       5,476,850
 3,705    California St Dept Wtr Res Pwr Ser A
          (Prerefunded @ 05/01/12) (MBIA Insd)............   5.375    05/01/21       4,058,346
 2,000    California St Dept Wtr Res Pwr Ser A
          (Prerefunded @ 05/01/12) (MBIA Insd)............   5.375    05/01/22       2,190,740
 5,295    California St Econ Rec Ser A....................   5.000    07/01/17       5,579,236
 1,995    California St Pub Wks Brd UCLA Replacement Hosp
          Ser A (FSA Insd)................................   5.375    10/01/20       2,124,815
 5,000    California St Univ Rev Syswide Ser A
          (AMBAC Insd)....................................   5.000    11/01/23       5,189,350
 2,650    California Statewide Cmnty Dev Auth Ctf Partn
          (Prerefunded @ 11/01/09) (Acquired 11/23/99,
          Cost $2,650,000) (c)............................   7.250    11/01/29       3,010,241
 1,000    California Statewide Cmnty Dev Auth Rev
          Daughters of Charity Hlth Ser A.................   5.250    07/01/30       1,017,040
 1,000    California Statewide Cmnty Dev Auth Rev
          Daughters of Charity Hlth Ser A.................   5.250    07/01/35       1,015,790
 2,000    California Statewide Cmnty Dev Auth Rev Hlth Fac
          Adventist Hlth Ser A............................   5.000    03/01/30       2,009,100
 2,500    California Statewide Cmnty Dev Auth Rev Hlth Fac
          Adventist Hlth Ser A............................   5.000    03/01/35       2,508,525
 3,805    California Statewide Cmnty Dev Auth Rev Sutter
          Hlth Ser A......................................   5.000    11/15/43       3,821,818
 3,500    Capistrano, CA Uni Sch Dist (FGIC Insd).........   5.000    09/01/29       3,603,775
 1,000    Davis, CA Pub Fac Fin Auth Mace Ranch Area Ser
          A...............................................   6.600    09/01/25       1,047,560
   400    Del Mar, CA Race Track Auth Rev Rfdg (Escrowed
          to Maturity)....................................   6.000    08/15/06         402,572
18,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg (MBIA Insd).........................    *       01/15/25       6,379,200
27,810    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................    *       01/15/33       5,828,420
 6,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Sr Lien Ser A (Escrowed to Maturity).....    *       01/01/18       3,540,300

 10                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$  225    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Sr Lien Ser A (Prerefunded @ 01/01/10)...   7.150%   01/01/13   $     255,654
 5,300    Golden St, CA Tob Securitization Corp CA Tob
          Settlement Rev Enhanced Ser A...................   5.000    06/01/45       5,336,358
 2,240    Huntington Park, CA Redev Agy Rev Tax Alloc
          Santa Fe Redev Rfdg.............................   6.200    10/01/27       2,316,899
 2,635    Imperial Irr Dist CA Ctf Partn Elec Sys Proj
          (FSA Insd)......................................   5.250    11/01/23       2,789,833
 3,000    Los Angeles, CA Uni Sch Dist Ser A (MBIA Insd)
          (Prerefunded @ 07/01/13)........................   5.375    07/01/18       3,279,360
 4,400    Los Angeles, CA Uni Sch Dist Ser A (MBIA
          Insd)...........................................   5.250    07/01/19       4,682,524
 3,000    Sacramento, CA Muni Util Dist Elec Rev
          Sacramento Mud Ser R (MBIA Insd)................   5.000    08/15/33       3,089,400
 1,375    San Bernadino, CA Jt Pwrs Fin Auth Alloc Rev
          Cent City Merged Proj Ser A Rfdg (AMBAC Insd)
          (a).............................................   5.750    07/01/20       1,566,785
 2,500    San Francisco, CA City & Cnty Pub Util Com Wtr
          Rev Ser A (MBIA Insd)...........................   5.000    11/01/32       2,558,500
 1,000    San Joaquin Hills, CA Transn Corridor Agy Toll
          Rd Rev Cap Apprec Ser A Rfdg (MBIA Insd)........    *       01/15/27         360,260
 1,000    San Joaquin Hills, CA Transn Corridor Agy Toll
          Rd Rev Cap Apprec Ser A Rfdg (MBIA Insd)........    *       01/15/28         342,930
 4,290    Tobacco Securitization Auth Northn CA Tob
          Settlement Rev Bd Ser A-1.......................   5.375    06/01/38       4,320,459
 3,050    Tobacco Securitization Auth Northn CA Tob
          Settlement Rev Bd Ser A-1.......................   5.500    06/01/45       3,085,715
 5,000    University CA Rev Gen Ser B (AMBAC Insd)........   5.000    05/15/20       5,196,850
                                                                                 -------------
                                                                                   154,211,824
                                                                                 -------------
          COLORADO  4.2%
 1,600    Arkansas River Pwr Auth Colo Impt...............   5.250    10/01/40       1,683,264
 1,000    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A (Escrowed to Maturity)........   5.500    03/01/32       1,076,050
 2,250    Colorado Hlth Fac Auth Rev Covenant Retirement
          Cmnty Inc.......................................   5.000    12/01/35       2,197,237
 1,000    Colorado Hlth Fac Auth Rev Evangelical Lutheran
          Ser A...........................................   5.250    06/01/34       1,013,300
 3,700    Colorado Hlth Fac Auth Rev Hlth Fac Evangelical
          Lutheran........................................   5.000    06/01/35       3,665,109
 1,125    Colorado Hlth Fac Auth Rev Hosp Portercare
          Adventist Hlth (Prerefunded @ 11/15/11).........   6.500    11/15/31       1,279,294
 4,000    Colorado Springs, CO Util Rev Sys Sub Lien Impt
          Ser A Rfdg......................................   5.000    11/15/29       4,076,480
   265    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity) (a)......................  11.500    09/01/08         308,958
   300    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity) (a)......................  11.500    09/01/09         369,207

See Notes to Financial Statements                                             11

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$  340    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity) (a)......................  11.500%   09/01/10   $     439,790
   220    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity)..........................  11.500    09/01/11         297,502
   100    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity) (a)......................   9.000    09/01/12         126,778
 1,000    Park Creek Metro Dist CO Rev Sr Ltd Tax Ppty Tax
          Rfdg............................................   5.500    12/01/30       1,023,280
 2,000    Park Creek Metro Dist CO Rev Sr Ltd Tax Ppty Tax
          Rfdg............................................   5.500    12/01/37       2,036,280
 6,365    Platte Riv Pwr Auth CO Pwr Rev Ser EE...........   5.375    06/01/16       6,831,300
                                                                                 -------------
                                                                                    26,423,829
                                                                                 -------------
          CONNECTICUT  3.7%
 2,265    Bridgeport, CT Ser A (MBIA Insd) (Prerefunded @
          08/15/14) (a)...................................   5.250    08/15/23       2,454,784
 2,840    Connecticut St Spl Oblig Pkg Rev Bradley Intl
          Arpt Ser A (AMT) (ACA Insd).....................   6.600    07/01/24       3,098,582
 3,540    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144A--Private Placement (d)..................   6.400    09/01/11       3,634,164
 3,460    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144A--Private Placement (Prerefunded @
          09/01/07) (d)...................................   6.400    09/01/11       3,615,665
 6,500    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          B, 144A--Private Placement (d)..................   5.750    09/01/18       6,698,640
 3,500    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          B, 144A--Private Placement (d)..................   5.750    09/01/27       3,579,065
                                                                                 -------------
                                                                                    23,080,900
                                                                                 -------------
          DISTRICT OF COLUMBIA  1.0%
 1,000    District of Columbia Hosp Rev Medlantic Hlthcare
          Group A Rfdg (Escrowed to Maturity) (MBIA
          Insd)...........................................   5.875    08/15/19       1,026,090
 5,000    Metropolitan WA DC Arpt Auth Sys Ser A (AMT)
          (FGIC Insd).....................................   5.125    10/01/26       5,120,400
                                                                                 -------------
                                                                                     6,146,490
                                                                                 -------------
          FLORIDA  10.9%
 3,380    Brevard Cnty, FL Hlth Fac Hlth First Inc Proj
          (MBIA Insd).....................................   5.125    04/01/31       3,468,353
 3,800    Brevard Cnty, FL Hlth Fac Hlth First Inc Proj...   5.000    04/01/34       3,839,558
   400    Capital Tr Agy FL Rev Ft Lauderdale Proj
          (AMT)...........................................   5.750    01/01/32         414,608
   460    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)...........................................   5.950    07/01/20         483,023
 1,500    Florida Muni Ln Council Rev Ser A (MBIA Insd)...   5.000    02/01/35       1,543,290
 3,000    Florida St Dept Environmental Prot Preservtn Rev
          Ser A (FGIC Insd)...............................   5.750    07/01/10       3,235,110
 3,880    Florida St Dept Trans Right of Way Ser A........   5.250    07/01/21       4,153,734
 5,000    Florida St Dept Trans Tpk Rev Ser A.............   5.000    07/01/29       5,172,600

 12                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,895    Gulf Breeze, FL Rev Loc Govt (Variable Rate
          Coupon) (FGIC Insd) (a).........................   5.625%   12/01/20   $   1,999,358
 1,250    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Ser C Rfdg.......................   5.000    11/15/31       1,254,200
 5,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Ser D............................   5.000    11/15/35       5,024,750
 1,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Ser D............................   5.375    11/15/35       1,030,020
 2,310    Hillsborough Cnty, FL Indl Dev Auth Indl Dev Rev
          Hlth Fac Proj Univ Cmnty Hosp Ser A.............   5.500    08/15/14       2,367,796
 1,000    Jacksonville, FL Sales Tax Rev Better
          Jacksonville (MBIA Insd)........................   5.250    10/01/21       1,063,860
 2,500    Jea, FL Elec Sys Rev Ser Three-A (FSA Insd).....   5.000    10/01/41       2,563,050
   265    Lakeland, FL Hosp Sys Rev Lakeland
          Regl Hlth Sys...................................   5.500    11/15/32         275,346
 1,515    Miami Beach, FL Stormwtr Rev (FGIC Insd)........   5.250    09/01/25       1,593,553
 2,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          (AMT) (FGIC Insd)...............................   5.375    10/01/25       2,098,220
 2,700    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          (AMT) (FGIC Insd)...............................   5.375    10/01/32       2,811,186
 5,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          Ser A (AMT) (FSA Insd)..........................   5.125    10/01/35       5,107,300
 2,000    Miami-Dade Cnty, FL Pub Fac Rev Jackson Hlth Sys
          Ser A (MBIA Insd)...............................   5.000    06/01/31       2,057,320
 3,750    Orange Cnty, FL Sch Brd Ctf Partn Ser A (AMBAC
          Insd)...........................................   5.250    08/01/14       4,010,925
 4,320    Orange Cnty, FL Tourist Dev Tax Rev (Prerefunded
          @ 10/01/09) (AMBAC Insd)........................   5.625    10/01/14       4,580,064
 4,300    Orange Cnty, FL Tourist Dev Tax Rev (Prerefunded
          @ 10/01/09) (AMBAC Insd)........................   5.500    10/01/31       4,541,746
 1,060    Tallahassee, FL Lease Rev FL St Univ Proj Ser A
          (MBIA Insd) (a).................................   5.500    08/01/18       1,132,854
 1,000    Tampa-Hillsborough Cnty, FL Expwy Auth Rev
          (AMBAC Insd)....................................   5.000    07/01/25       1,043,300
 1,140    University Cent FL Ctf Partn UCF Convocation
          Corp Ser A (FGIC Insd)..........................   5.000    10/01/35       1,168,819
                                                                                 -------------
                                                                                    68,033,943
                                                                                 -------------
          GEORGIA  2.6%
 2,000    Atlanta, GA Arpt Passenger Fac Gen Sub Lien Ser
          C (FSA Insd)....................................   5.000    01/01/33       2,047,700
 1,000    Augusta, GA Gen Arpt Rev Passenger
          Ser B (AMT).....................................   5.350    01/01/28       1,003,910
 1,400    Municipal Elec Auth GA Combustion Turbine Ser A
          (MBIA Insd).....................................   5.250    11/01/14       1,499,988
 8,025    Municipal Elec Auth GA Combustion Turbine Ser A
          (MBIA Insd).....................................   5.250    11/01/18       8,542,773

See Notes to Financial Statements                                             13

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          GEORGIA (CONTINUED)
$1,000    Oconee Cnty, GA Indl Dev Auth Oiit Proj (XLCA
          Insd)...........................................   5.250%   07/01/23   $   1,048,300
 2,000    Royston, GA Hosp Auth Hosp Ctf Rev Ty Cobb
          Hlthcare Sys Inc Rfdg...........................   6.500    07/01/27       1,986,140
                                                                                 -------------
                                                                                    16,128,811
                                                                                 -------------
          ILLINOIS  11.6%
 2,000    Bolingbrook, IL Sales Tax Rev (e)............... 0/6.250    01/01/24       1,820,920
 3,400    Carol Stream, IL First Mtg Rev Windsor Pk Mnr
          Proj (Prerefunded @ 12/01/07)...................   7.000    12/01/13       3,615,356
 1,500    Champaign Cnty, IL Cmnty Unit Sch Dist No 116
          Urbana Ser C (Prerefunded @ 01/01/10) (FGIC
          Insd)...........................................    *       01/01/16         923,220
 1,300    Champaign Cnty, IL Cmnty Unit Sch Dist No 116
          Urbana Ser C (Prerefunded @ 01/01/10) (FGIC
          Insd)...........................................    *       01/01/18         708,136
 4,000    Chicago, IL Neighborhoods Alive 21 Pgm Ser A
          (Prerefunded @ 07/01/10) (FGIC Insd)............   5.750    01/01/40       4,341,320
 5,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser A Rfdg (AMT) (MBIA Insd)...............   5.375    01/01/32       5,150,750
 3,500    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser C-2 Rfdg (AMT) (FSA Insd)..............   5.250    01/01/30       3,594,220
 7,500    Chicago, IL O'Hare Intl Arpt Rev Rols RR II
          494-1 (Inverse Fltg) (Acquired 12/16/05, Cost
          $8,567,573) (MBIA Insd) (c).....................   6.586    01/01/24       8,449,125
 1,015    Chicago, IL O'Hare Intl Arpt Rev Second Lien
          Passenger Fac Ser B (AMBAC Insd)................   5.500    01/01/16       1,083,949
   485    Chicago, IL Pk Dist Ser C (FGIC Insd)...........   5.500    01/01/19         516,224
 1,495    Chicago, IL Pk Dist Ser C (Prerefunded @
          07/01/11) (FGIC Insd)...........................   5.500    01/01/19       1,615,841
 2,565    Chicago, IL Proj Ser C Rfdg (FGIC Insd) (a).....   5.750    01/01/12       2,774,047
   465    Chicago, IL Proj Ser C Rfdg (FGIC Insd).........   5.500    01/01/40         495,118
     5    Chicago, IL Single Family Mtg Rev Ser B (AMT)
          (GNMA Collateralized)...........................   7.625    09/01/27           5,018
 1,000    Cook Cnty, IL Cmnty Cons Sch Dist No 64 Park
          Ridge (FSA Insd)................................   5.500    12/01/14       1,098,050
   510    Cook Cnty, IL Sch Dist No 107 (a)...............   7.150    12/01/08         551,713
   575    Cook Cnty, IL Sch Dist No 107 (a)...............   7.200    12/01/09         638,520
   625    Cook Cnty, IL Sch Dist No 107...................   7.000    12/01/10         705,425
 1,000    Cook Cnty, IL Ser A (FGIC Insd) (Prerefunded @
          05/15/11).......................................   5.500    11/15/31       1,079,060
 2,725    Illinois Dev Fin Auth Rev Cmnty Rehab Providers
          Fac Ser A.......................................   7.375    07/01/25       2,957,415
 1,565    Illinois Ed Fac Auth Rev DePaul Univ
          (Prerefunded @ 10/01/10) (AMBAC Insd)...........   5.625    10/01/15       1,697,180
 1,605    Illinois Ed Fac Auth Rev Lewis Univ.............   5.900    10/01/14       1,615,015
 1,500    Illinois Fin Auth Rev IL Inst of Technology Ser
          A...............................................   5.000    04/01/31       1,513,380

 14                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$1,000    Illinois Fin Auth Rev Landing at Plymouth Pl
          Proj Ser A......................................   6.000%   05/15/25   $   1,035,050
 1,350    Illinois Fin Auth Rev Landing at Plymouth Pl
          Proj Ser A......................................   6.000    05/15/37       1,388,718
 2,500    Illinois Fin Auth Rev Northwestern Mem Hosp Ser
          A...............................................   5.500    08/15/43       2,633,975
 1,645    Illinois Hlth Fac Auth Rev Evangelical Hosp Ser
          C Rfdg (FSA Insd)...............................   6.750    04/15/12       1,825,160
 1,500    Illinois St First Ser (FGIC Insd)...............   5.375    11/01/14       1,607,415
 3,000    Illinois St First Ser (FSA Insd)................   5.250    12/01/21       3,179,970
 3,440    Kendall Kane & Will Cntys, IL Cmnty Sch Dist No
          308 Ser B (FGIC Insd) (a).......................   5.250    10/01/19       3,649,186
   250    Lake Cnty, IL Cmnty Unit Sch Dist No 116 Round
          Lake (Escrowed to Maturity) (Radian Insd).......   7.600    02/01/14         306,467
 2,675    Metropolitan Pier & Expo Auth IL Dedicated St
          Tax Rev McCormick Pl Expn Ser A (MBIA Insd).....   5.250    06/15/42       2,807,894
   351    Pingree Grove Vlg, IL Spl Svc Area No 1 Spl Tax
          Ser 05-1 Cambridge Lakes Proj...................   5.250    03/01/15         353,071
 2,500    Schaumburg, IL Ser B (FGIC Insd)................   5.000    12/01/41       2,549,750
 1,335    Will Cnty, IL Cmnty Sch Dist No 161 Summit Hill
          Cap Apprec (FGIC Insd)..........................    *       01/01/16         863,852
   990    Will Cnty, IL Cmnty Sch Dist No 161 Summit Hill
          Cap Apprec (FGIC Insd)..........................    *       01/01/19         544,688
   675    Will Cnty, IL Cmnty Sch Dist No 161 Summit Hill
          Cap Apprec (Escrowed to Maturity) (FGIC Insd)...    *       01/01/16         438,439
   425    Will Cnty, IL Cmnty Sch Dist No 161 Summit Hill
          Cap Apprec (Escrowed to Maturity) (FGIC Insd)...    *       01/01/19         237,328
 1,000    Yorkville, IL Utd City Spl Svc Area Spl Tax No
          2004-107 Raintree Vlg IL Proj...................   6.250    03/01/35       1,016,830
 1,000    Yorkville, IL Utd City Spl Svc Area Tax No
          2005-108 Autumn Creek IL Proj...................   6.000    03/01/36         995,090
                                                                                 -------------
                                                                                    72,381,885
                                                                                 -------------
          INDIANA  2.1%
 1,000    Allen Cnty, IN Juvenile Justice Ctr First Mtg
          (AMBAC Insd)....................................   5.500    01/01/18       1,072,030
 3,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Proj
          Ser A (AMBAC Insd)..............................   5.000    05/01/35       3,072,120
 3,710    Indianapolis, IN Loc Pub Impt Bd Bk Drivers Ser
          1154 (Inverse Fltg) (Acquired 11/14/05, Cost
          $3,974,746) (MBIA Insd) (c).....................   7.124    07/01/13       4,105,671
 1,500    Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt
          (AMT)...........................................   5.950    12/01/29       1,588,185

See Notes to Financial Statements                                             15

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          INDIANA (CONTINUED)
$  470    Saint Joseph Cnty, IN Econ Dev Rev Holy Cross
          Vlg IN Notre Dame Pj Ser A......................   6.000%   05/15/38   $     486,473
 2,500    Vigo Cnty, IN Sch Bldg Corp First Mtg Impt &
          Rfdg (FSA Insd).................................   5.250    07/10/24       2,618,300
                                                                                 -------------
                                                                                    12,942,779
                                                                                 -------------
          IOWA  1.0%
 2,250    Tobacco Settlement Auth IA Tob Settlement Rev
          Ser C...........................................   5.375    06/01/38       2,249,887
 1,800    Tobacco Settlement Auth IA Tob Settlement Rev
          Ser C...........................................   5.500    06/01/42       1,815,912
 2,250    Tobacco Settlement Auth IA Tob Settlement Rev
          Ser C...........................................   5.625    06/01/46       2,296,395
                                                                                 -------------
                                                                                     6,362,194
                                                                                 -------------
          KANSAS  0.6%
 1,825    Cowley Cnty, KS Uni Sch Dist No 465 Winfield
          Impt & Rfdg (MBIA Insd) (a).....................   5.250    10/01/22       1,968,171
   400    Overland Pk, KS Dev Corp Rev First Tier Overland
          Park Ser A......................................   7.375    01/01/32         438,016
 1,000    Wyandotte Cnty, KS Sch Dist 500 Rfdg (FSA
          Insd)...........................................   5.000    09/01/19       1,052,150
                                                                                 -------------
                                                                                     3,458,337
                                                                                 -------------
          KENTUCKY  0.4%
 2,350    Louisville & Jefferson, KY Swr Ser A (MBIA Insd)
          (a).............................................   5.500    05/15/15       2,556,447
                                                                                 -------------

          LOUISIANA  3.3%
 5,000    Ernest N Morial New Orleans, LA Exhib Hall Auth
          Spl Tax Sub Ser A (AMBAC Insd)..................   5.250    07/15/21       5,214,400
 2,000    Ernest N Morial New Orleans, LA Exhib Hall Auth
          Spl Tax Sub Ser A (AMBAC Insd)..................   5.000    07/15/33       2,020,960
 1,485    Louisiana Hsg Fin Agy Rev Azalea Estates Ser A
          Rfdg (AMT) (GNMA Collateralized)................   5.375    10/20/39       1,514,952
 1,675    Louisiana Loc Govt Environmental Fac Pkg Fac
          Corp Garage Proj Ser A (AMBAC Insd) (a).........   5.200    10/01/19       1,751,899
 2,580    Louisiana Loc Govt Environmental Rev Southeastn
          LA Student Hsg Ser A (MBIA Insd)................   5.250    08/01/21       2,720,249
 7,474    Louisiana St Univ & Agric & Mechanical College
          Univ Rev Master Agreement (Acquired 11/30/98,
          Cost $7,473,762) (c)............................   5.750    10/30/18       7,020,180
                                                                                 -------------
                                                                                    20,242,640
                                                                                 -------------
          MARYLAND  1.5%
 2,300    Baltimore, MD Cap Apprec Cons Pub Ser A Impt &
          Rfdg (FGIC Insd)................................    *       10/15/06       2,243,351
 1,120    Baltimore, MD Convention Ctr Hotel Rev Drivers
          Ser 1251 (Acquired 02/06/06, Cost $1,318,341)
          (Inverse Fltg) (XLCA Insd) (c)..................   6.368    03/01/14       1,275,646

 16                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          MARYLAND (CONTINUED)
$  500    Maryland St Econ Dev Corp Student Hsg Rev Univ
          MD College Pk Proj (Prerefunded @ 06/01/13).....   5.625%   06/01/35   $     546,330
 1,700    Maryland St Trans Auth Arpt Baltimore/WA Intl
          Arpt Ser B (AMT) (AMBAC Insd)...................   5.125    03/01/24       1,764,753
 2,365    Northeast, MD Waste Disp Auth Rfdg (AMT) (AMBAC
          Insd)...........................................   5.500    04/01/16       2,518,039
   750    Prince Georges Cnty, MD Spl Oblig Natl Harbor
          Proj............................................   5.200    07/01/34         753,255
                                                                                 -------------
                                                                                     9,101,374
                                                                                 -------------
          MASSACHUSETTS  3.1%
 1,495    Massachusetts Bay Trans Auth MA Sales Tax Rev
          Ser A...........................................   5.000    07/01/35       1,530,835
 1,775    Massachusetts Muni Whsl Elec Co Nuclear Proj 5
          (MBIA Insd).....................................   5.250    07/01/13       1,902,125
 2,765    Massachusetts St Dev Fin Agy Proj Ser R-2 (MBIA
          Insd)...........................................   5.125    02/01/34       2,835,950
   750    Massachusetts St Dev Fin Agy Rev Boston
          Architectural Ctr (ACA Insd)....................   6.100    09/01/18         782,325
 1,000    Massachusetts St Dev Fin Agy Rev Boston
          Architectural Ctr (ACA Insd)....................   6.250    09/01/28       1,039,200
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev Partn
          Hlthcare Sys Ser C..............................   5.750    07/01/32       1,075,310
 3,700    Massachusetts St Hlth & Ed Fac Auth Rev Ser G
          (MBIA Insd).....................................   5.000    07/01/13       3,706,549
 4,850    Massachusetts St Hlth & Ed Fac Auth Rev Univ of
          MA Mem Issue Ser D..............................   5.000    07/01/33       4,810,472
 1,750    Massachusetts St Wtr Res Auth Rols RR II R 526
          (Acquired 03/01/06, Cost $1,936,235) (Inverse
          Fltg) (c).......................................   6.079    08/01/31       1,876,262
                                                                                 -------------
                                                                                    19,559,028
                                                                                 -------------
          MICHIGAN  2.8%
 3,275    Detroit, MI Loc Dev Fin Auth Tax Increment Sr
          Ser B (Acquired 09/08/97, Cost $3,275,000)
          (c).............................................   6.700    05/01/21       3,341,286
   790    Detroit, MI Loc Dev Fin Auth Tax Increment Sub
          Ser C (Acquired 09/08/97, Cost $790,000) (c)....   6.850    05/01/21         807,032
 3,860    Detroit, MI Ser A (XLCA Insd) (a)...............   5.250    04/01/21       4,057,439
 1,200    Detroit, MI Wtr Supply Sys Rev Sr Lien Ser C
          Rfdg (MBIA Insd)................................   5.250    07/01/18       1,278,432
 1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev Hillsdale
          Cmnty Hlth Ctr..................................   5.750    05/15/18       1,224,462
 1,000    Kent Hosp Fin Auth MI Rev Metro Hosp Proj
          Ser A...........................................   5.250    07/01/30         995,180
 1,000    Kent Hosp Fin Auth MI Rev Metro Hosp Proj
          Ser A...........................................   6.000    07/01/35       1,065,810
 1,450    Michigan St Hosp Fin Auth Rev Chelsea Cmnty Hosp
          Oblig...........................................   5.000    05/15/37       1,402,266

See Notes to Financial Statements                                             17

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$  500    Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Ser A Rfdg (Escrowed to Maturity)...........   5.375%   10/01/13   $     522,745
 1,130    Michigan St Hsg Dev Rental Hsg Rev Ser A (AMT)
          (MBIA Insd).....................................   5.300    10/01/37       1,138,757
 1,500    Michigan St Strategic Fd Detroit Edison Co Proj
          Ser C Rfdg (AMT) (XLCA Insd)....................   5.450    12/15/32       1,571,715
                                                                                 -------------
                                                                                    17,405,124
                                                                                 -------------
          MINNESOTA  0.5%
 1,260    Glencoe, MN Hlthcare Fac Rev Glencoe Regl Hlth
          Svc Proj........................................   5.000    04/01/31       1,248,433
 1,750    Saint Paul, MN Hsg & Redev Auth Hosp Rev Hlth
          East Proj.......................................   6.000    11/15/35       1,874,110
                                                                                 -------------
                                                                                     3,122,543
                                                                                 -------------
          MISSISSIPPI  0.0%
   285    Mississippi Home Corp Single Family Rev Mtg Ser
          F (AMT) (GNMA Collateralized)...................   7.550    12/01/27         285,998
                                                                                 -------------

          MISSOURI  3.2%
 1,000    Cape Girardeau Cnty, MO Indl Dev Auth Hlthcare
          Fac Rev Southeast MO Hosp Assoc.................   5.625    06/01/27       1,024,250
 1,000    Carthage, MO Hosp Rev...........................   5.875    04/01/30       1,001,810
 2,250    Carthage, MO Hosp Rev...........................   6.000    04/01/38       2,245,118
 1,400    Ellisville, MO Indl Dev Auth Rev Gambrill
          Gardens Proj Impt & Rfdg........................   6.100    06/01/20       1,418,102
 1,000    Ellisville, MO Indl Dev Auth Rev Gambrill
          Gardens Proj Impt & Rfdg........................   6.200    06/01/29       1,010,880
   385    Fenton, MO Tax Increment Rev & Impt Gravois
          Bluffs Proj Rfdg (Prerefunded @ 10/01/11).......   7.000    10/01/21         439,770
 1,000    Kearney, MO (AMBAC Insd)........................   5.500    03/01/16       1,066,830
 1,200    Missouri St Hlth & Ed Fac Auth Rev Sr Living Fac
          Lutheran Ser B Rfdg.............................   5.125    02/01/27       1,204,476
 1,415    Missouri St Hlth & Ed Fac Rev Univ MO Columbia
          Arena Proj......................................   5.000    11/01/18       1,474,741
 1,000    Missouri St Hwys & Trans Commn Rd Rev Ser A.....   5.125    02/01/17       1,051,620
 2,810    Perry Cnty, MO Nursing Home Rev Rfdg............   5.900    03/01/28       2,812,613
 1,000    Saint Charles, MO Ctf Partn Ser B...............   5.500    05/01/18       1,041,360
 2,505    Saint Louis, MO Arpt Rev Cap Impt Prog Ser A
          (Prerefunded @ 07/01/12) (MBIA Insd) (a)........   5.375    07/01/20       2,710,886
 1,460    Saint Louis, MO Brd Ed Direct Dep Pgm Ser A Rfdg
          (FSA Insd)......................................   5.000    04/01/21       1,515,290
                                                                                 -------------
                                                                                    20,017,746
                                                                                 -------------
          MONTANA  0.2%
 1,000    Forsyth, MT Pollutn Ctl Rev Northwestn Corp
          Colstrip Rfdg (AMBAC Insd) (f)..................   4.650    08/01/23       1,003,420
                                                                                 -------------

 18                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          NEVADA  3.1%
$3,000    Clark Cnty, NV Arpt Rev Sub Lien Ser A-2 (FGIC
          Insd)...........................................   5.000%   07/01/36   $   3,059,280
 5,000    Clark Cnty, NV Bd Bk (MBIA Insd)................   5.000    06/01/32       5,111,000
 4,000    Clark Cnty, NV Indl Dev Rev Southwest Gas Corp
          Proj Ser A (AMT) (AMBAC Insd)...................   5.250    07/01/34       4,143,520
 2,600    Henderson, NV Loc Impt Dist No T-18.............   5.300    09/01/35       2,590,198
   125    Nevada Hsg Div Single Family Mtg Mezz Ser D2
          (AMT)...........................................   6.300    04/01/21         126,104
   930    Reno, NV Cap Impt Rev (FGIC Insd)...............   5.125    06/01/26         961,034
 1,570    Reno, NV Cap Impt Rev (Prerefunded @ 06/01/12)
          (FGIC Insd).....................................   5.125    06/01/26       1,674,907
 1,500    Reno, NV Sr Lien Retrac Reno Trans Proj (AMBAC
          Insd) (Prerefunded @ 06/01/12)..................   5.125    06/01/37       1,600,230
                                                                                 -------------
                                                                                    19,266,273
                                                                                 -------------
          NEW HAMPSHIRE  1.4%
 4,800    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Daniel Webster College Issue....................   6.300    07/01/29       4,610,496
 2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Riverwoods at Exeter Ser A......................   6.500    03/01/23       2,029,740
 1,525    New Hampshire Hlth & Ed Fac Auth Rev Derryfield
          Sch.............................................   6.750    07/01/20       1,606,801
   250    New Hampshire Hlth & Ed Fac Hlthcare Sys
          Covenant Hlth...................................   5.500    07/01/34         258,845
                                                                                 -------------
                                                                                     8,505,882
                                                                                 -------------
          NEW JERSEY  9.8%
 1,615    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg (FGIC
          Insd) (a).......................................    *       03/01/07       1,563,449
 1,555    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg (FGIC
          Insd) (a).......................................    *       03/01/08       1,448,622
 2,895    Essex Cnty, NJ Impt Auth Rev Cnty Gtd Proj
          Consldtn Rfdg (MBIA Insd).......................   5.125    10/01/20       3,046,524
 1,000    New Jersey Econ Dev Auth Econ Dev Rev Kapkowski
          Rd Landfill Proj Rfdg...........................   5.750    04/01/31       1,085,730
 3,880    New Jersey Econ Dev Auth Mtr Veh Rev Ser A (MBIA
          Insd)...........................................   5.000    07/01/22       4,028,720
 1,500    New Jersey Econ Dev Auth Rev Cig Tax............   5.750    06/15/29       1,586,115
   500    New Jersey Econ Dev Auth Rev Cig Tax............   5.750    06/15/34         525,960
25,000    New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd)............................   5.900    03/15/21      29,046,500
 1,500    New Jersey Econ Dev Auth Wtr Fac Rev NJ American
          Wtr Co Inc Ser B (AMT) (FGIC Insd)..............   5.375    05/01/32       1,549,470
 2,825    New Jersey St Ed Fac Auth Higher Ed Cap Impt Ser
          A (AMBAC Insd)..................................   5.250    09/01/19       3,003,851
 1,000    New Jersey St Ed Fac Auth Higher Ed Cap Impt Ser
          A (AMBAC Insd)..................................   5.250    09/01/21       1,059,980

See Notes to Financial Statements                                             19

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$3,500    New Jersey St Tpk Auth Tpk Rev Ser C
          (FSA Insd)......................................   6.500%   01/01/16   $   4,021,990
 5,000    New Jersey St Tpk Auth Tpk Rev Ser C-1 (AMBAC
          Insd)...........................................   5.000    01/01/35       5,118,550
 1,000    New Jersey St Trans Tr Fd Auth Trans Sys Ser
          A...............................................   5.750    06/15/18       1,119,290
 3,000    Newark, NJ Hsg Auth Port Auth Newark Marine
          Terminal (MBIA Insd)............................   5.000    01/01/37       3,083,520
                                                                                 -------------
                                                                                    61,288,271
                                                                                 -------------
          NEW MEXICO  0.2%
 1,500    Jicarilla, NM Apache Nation Adj Ser A (Acquired
          10/23/03, Cost $1,514,910) (c)..................   5.000    09/01/18       1,526,310
                                                                                 -------------

          NEW YORK  15.8%
 3,600    Erie Cnty, NY Tob Asset Securitization Corp
          Asset Bkd Ser A.................................   5.000    06/01/38       3,474,432
14,000    Metropolitan Trans Auth NY Rev Ser A Rfdg (FSA
          Insd)...........................................   5.000    11/15/30      14,355,320
 3,000    Metropolitan Trans Auth NY Rev Ser A Rfdg (FGIC
          Insd)...........................................   5.250    11/15/31       3,160,020
 2,000    Nassau Cnty, NY Tob Settlement Corp Ser A-3.....   5.125    06/01/46       1,943,580
 1,000    Nassau Cnty, NY Tob Settlement Corp Ser A-3.....   5.000    06/01/35         970,860
    85    New York City Adj Sub Ser A-1...................   5.750    08/01/12          85,121
 2,625    New York City Hlth & Hosp Corp Rev Hlth Sys Ser
          A (AMBAC Insd)..................................   5.000    02/15/11       2,758,639
 3,000    New York City Indl Dev Agy Amern Airl JFK Intl
          Arpt (Variable Rate Coupon) (AMT)...............   7.625    08/01/25       3,288,600
 1,000    New York City Indl Dev Agy Amern Airl JFK Intl
          Arpt (Variable Rate Coupon) (AMT)...............   7.750    08/01/31       1,100,650
   400    New York City Indl Dev Agy Rev Liberty 7 World
          Trade Ctr Ser A.................................   6.250    03/01/15         420,196
 2,500    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser D.......................................   5.000    06/15/39       2,559,500
 5,000    New York City Ser A.............................   6.250    08/01/08       5,103,300
 3,000    New York City Ser G.............................   5.000    12/01/27       3,070,350
 2,000    New York City Ser H.............................   5.750    03/15/13       2,162,040
 1,000    New York City Trans Future Tax Second Ser C
          (AMBAC Insd)....................................   5.250    08/01/22       1,062,740
 4,000    New York City Transitional Fin Auth Future Tax
          Secd Ser E......................................   5.000    02/01/33       4,099,920
 1,545    New York St Dorm Auth Lease Teachers College
          (FSA Insd)......................................   5.250    08/15/15       1,648,283
 6,800    New York St Dorm Auth Rev City Univ Sys Cons Ser
          A...............................................   5.625    07/01/16       7,481,020
 1,250    New York St Dorm Auth Rev Cons City Univ Sys Ser
          A (FSA Insd)....................................   5.750    07/01/13       1,387,250
   350    New York St Dorm Auth Rev Mt Sinai NYU Hlth.....   5.500    07/01/26         353,861

 20                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$3,000    New York St Dorm Auth Rev Sch Dist Fin Pgm Ser D
          (MBIA Insd).....................................   5.500%   10/01/17   $   3,248,220
 4,200    New York St Dorm Auth Rev Secd Hosp N General
          Hosp Rfdg.......................................   5.750    02/15/19       4,566,954
 3,984    Plainedge, NY Un Free Sch Dist No. 2063
          (Acquired 7/25/97, Cost $3,983,998) (c).........   6.000    06/01/12       4,087,065
 3,000    Triborough Brdg & Tunl Auth Gen Purp Ser A......   5.000    01/01/27       3,064,410
 5,000    Triborough Brdg & Tunl Auth NY Gen Ser B Rfdg...   5.000    11/15/21       5,164,050
 3,900    Triborough Brdg & Tunl Auth NY Rev Rfdg (MBIA
          Insd)...........................................   5.000    11/15/32       3,999,411
 2,000    Tsasc Inc NY Rev Ser 1..........................   5.125    06/01/42       1,951,720
10,500    Tsasc Inc NY Rev Ser 1..........................   5.000    06/01/34      10,198,650
 1,000    Westchester Tob Asset Securitization Corp NY....   5.000    06/01/26         981,930
   500    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty Dev
          Ppty Yonkers Inc Ser A (Prerefunded @
          02/01/11).......................................   6.625    02/01/26         563,750
                                                                                 -------------
                                                                                    98,311,842
                                                                                 -------------
          NORTH CAROLINA  2.8%
 8,300    North Carolina Muni Pwr Agy No 1 Catawba Elec
          Rev Rfdg (MBIA Insd)............................   6.000    01/01/12       9,168,014
 7,605    North Carolina Muni Pwr Agy Ser A (MBIA Insd)...   5.250    01/01/20       8,026,241
                                                                                 -------------
                                                                                    17,194,255
                                                                                 -------------
          OHIO  3.5%
   300    Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp
          Proj............................................   6.250    09/01/20         301,653
 3,950    Cincinnati, OH City Sch Dist Sch Impt (FSA
          Insd)...........................................   5.250    06/01/18       4,206,869
 2,485    Cleveland-Cuyahoga Cnty, OH Dev Port Auth Rev
          Cleveland Bond Fd Ser B (a).....................   5.375    05/15/18       2,530,799
 1,000    Columbus, OH City Sch Dist Sch Fac Constr & Impt
          (FSA Insd)......................................   5.250    12/01/21       1,068,340
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton
          Inc Proj........................................   7.500    01/01/30       1,102,180
 2,350    Franklin Cnty, OH Convention Fac Auth Tax &
          Lease Rev Antic Bds Rfdg (AMBAC Insd)...........   5.250    12/01/17       2,497,228
 1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare......   5.375    10/01/30       1,039,830
 2,000    Lorain, OH City Sch Dist Classroom Fac Impt
          (MBIA Insd).....................................   5.250    12/01/20       2,135,540
 2,270    Montgomery Cnty, OH Hosp Rev Kettering Med Ctr
          Impt & Rfdg (MBIA Insd).........................   6.250    04/01/20       2,682,050
 1,250    Ohio St Bldg Auth St Fac Admin Bldg Fd Proj Ser
          A (FSA Insd)....................................   5.000    04/01/22       1,297,288
 2,500    Ohio St Bldg Auth St Fac Adult Correction Ser A
          Rfdg (FSA Insd).................................   5.500    10/01/12       2,697,600
                                                                                 -------------
                                                                                    21,559,377
                                                                                 -------------

See Notes to Financial Statements                                             21

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          OKLAHOMA  0.6%
$1,240    Kay Cnty, OK Home Fin Auth Rev Single Family Mtg
          Ser A Rfdg (Escrowed to Maturity) (AMBAC
          Insd)...........................................   7.000%   11/01/11   $   1,421,090
 1,250    Oklahoma City, OK Pub Ppty Auth Hotel Tax Rev
          (FGIC Insd).....................................   5.250    10/01/29       1,328,725
 1,075    Oklahoma Hsg Fin Agy Single Family Rev Mtg Class
          B (AMT) (GNMA Collateralized)...................   7.997    08/01/18       1,134,856
                                                                                 -------------
                                                                                     3,884,671
                                                                                 -------------
          OREGON  0.9%
 4,000    Oregon Hlth Sciences Univ Insd Ser A
          (MBIA Insd).....................................   5.250    07/01/22       4,234,880
 1,500    Oregon St Dept Admin Ser C Rfdg (MBIA Insd).....   5.250    11/01/17       1,588,170
                                                                                 -------------
                                                                                     5,823,050
                                                                                 -------------
          PENNSYLVANIA  3.4%
   385    Allegheny Cnty, PA San Auth Swr Rev
          (MBIA Insd).....................................   5.500    12/01/30         411,865
   315    Crawford Cnty, PA Hosp Auth Sr Living Fac Rev
          Wesbury Utd Methodist Cmnty (a).................   5.875    08/15/10         329,607
   275    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
          Bible Fellowship Proj Ser A Rfdg (a)............   5.100    12/15/06         275,473
   295    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
          Bible Fellowship Proj Ser A Rfdg (a)............   5.250    12/15/07         296,764
   210    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
          Bible Fellowship Proj Ser A Rfdg................   5.300    12/15/08         211,804
   320    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
          Bible Fellowship Proj Ser A Rfdg (a)............   5.300    12/15/09         321,456
   240    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
          Bible Fellowship Proj Ser A Rfdg................   5.400    12/15/10         240,658
   400    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Continuing Care Proj.................   6.125    02/01/28         422,560
 1,000    Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth
          Sys Ser A.......................................   6.250    01/15/18       1,089,390
 1,000    Philadelphia, PA Auth Indl Dev Philadelphia Arpt
          Sys Proj Ser A (AMT) (FGIC Insd)................   5.125    07/01/19       1,032,490
 2,600    Philadelphia, PA Auth Indl Rev Ser B (FSA
          Insd)...........................................   5.500    10/01/16       2,817,074
 3,200    Philadelphia, PA Gas Wks Rev 1998 Gen Ordinance
          4th Ser (FSA Insd)..............................   5.250    08/01/19       3,364,160
 4,305    Philadelphia, PA Redev Auth Rev Neighborhood
          Transformation Ser A (FGIC Insd)................   5.250    04/15/11       4,585,729
 5,205    Pittsburgh, PA Ser A (AMBAC Insd)...............   5.500    09/01/17       5,565,915
                                                                                 -------------
                                                                                    20,964,945
                                                                                 -------------
          RHODE ISLAND  0.4%
 2,495    Rhode Island St Hlth & Ed Higher Ed Johnson &
          Wales Rfdg (XLCA Insd)..........................   5.375    04/01/18       2,650,239
                                                                                 -------------

 22                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          SOUTH CAROLINA  3.9%
$2,000    Charleston Ed Excellence Fin Corp SC Rev Rols RR
          II R 471 (Acquired 12/06/05, Cost $2,188,640)
          (Inverse Fltg) (c)..............................   6.586%   12/01/26   $   2,196,480
 5,615    Charleston Ed Excellence Fin Corp SC Rev Rols RR
          II R 515 (Acquired 02/10/06, Cost $6,415,145)
          (Inverse Fltg) (AGC Insured) (c)................   6.586    12/01/30       6,211,650
 2,000    Rock Hill, SC Util Sys Rev Comb Ser A Impt &
          Rfdg (FSA Insd).................................   5.375    01/01/18       2,140,840
   475    Rock Hill, SC Util Sys Rev Comb Ser C Rfdg (FSA
          Insd)...........................................   5.125    01/01/13         499,672
 1,235    Rock Hill, SC Util Sys Rev Comb Ser C Rfdg (FSA
          Insd) (a).......................................   5.250    01/01/15       1,304,827
 2,500    South Carolina Jobs Econ Dev Auth Indl Rev Elec
          & Gas Co Proj Ser A (AMBAC Insd)................   5.200    11/01/27       2,631,325
 9,250    South Carolina Trans Infrastructure Bk Rev Ser A
          (AMBAC Insd)....................................   5.000    10/01/33       9,494,848
                                                                                 -------------
                                                                                    24,479,642
                                                                                 -------------
          SOUTH DAKOTA  0.3%
 1,905    Minnehaha Cnty, SD Ctf Ltd Tax (FSA Insd) (a)...   5.000    12/01/19       1,988,630
                                                                                 -------------

          TENNESSEE  1.5%
   400    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
          First Mtg Ser B Impt & Rfdg.....................   8.000    07/01/33         468,720
   400    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp Ser
          B Impt & Rfdg (MBIA Insd).......................   7.750    07/01/29         484,680
 4,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg Mtn St Hlth Ser A Rfdg (MBIA Insd)....   7.500    07/01/25       4,872,760
 1,000    Metropolitan Nashville Arpt Auth TN Impt Ser A
          Rfdg (FGIC Insd)................................   6.600    07/01/14       1,125,660
 1,500    Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev
          Trezevant Manor Proj Ser A......................   5.625    09/01/26       1,488,750
   630    Tennessee Hsg Dev Agy Home Ownership Pgm 2-A
          (AMT)...........................................   5.700    07/01/31         632,029
                                                                                 -------------
                                                                                     9,072,599
                                                                                 -------------
          TEXAS  9.8%
 1,130    Alliance Arpt Auth Inc TX Spl Fac Rev Fedex Corp
          Proj Rfdg (AMT) (f).............................   4.850    04/01/21       1,120,836
 1,000    Brazos Cnty, TX Hlth Fac Dev Oblig Grp..........   5.375    01/01/32       1,031,950
 2,500    Coastal Bend Hlth Fac Dev, TX Ser C (Inverse
          Fltg) (Escrowed to Maturity) (AMBAC Insd).......   7.978    11/15/13       3,072,200
 2,420    Dallas Cnty, TX Cmnty College Dist Rev Fin Sys
          (AMBAC Insd) (a)................................   5.375    02/15/16       2,546,445
 1,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
          Impt & Rfdg (AMT) (FGIC Insd)...................   5.500    11/01/31       1,046,270
 1,500    Fort Worth, TX Wtr & Swr Rev Impt & Rfdg........   5.750    02/15/16       1,611,180
 2,000    Harris Cnty, TX Toll Rd Sub Lien Rfdg...........   5.000    08/01/33       2,018,580

See Notes to Financial Statements                                             23

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$6,000    Harris Cnty-Houston, TX Sports Auth Spl Rev Jr
          Lien Ser B Rfdg (MBIA Insd).....................   5.250%   11/15/40   $   6,210,840
 1,000    Houston, TX Arpt Sys Rev Sub Lien Ser A (AMT)
          (FSA Insd)......................................   5.625    07/01/30       1,052,030
 3,345    Houston, TX Hotel Occupancy Tax Convtn &
          Entertnmnt Ser B (AMBAC Insd)...................   5.750    09/01/14       3,645,147
   130    Houston, TX Pub Impt & Rfdg (FSA Insd)..........   5.750    03/01/15         139,944
10,000    Houston, TX Util Sys Rev First Lien Ser A Rfdg
          (FSA Insd)......................................   5.250    05/15/21      10,574,000
 4,000    Houston, TX Util Sys Rev First Lien Ser A Rfdg
          (FGIC Insd).....................................   5.250    05/15/23       4,224,080
 4,825    Lake Dallas, TX Indpt Sch Dist Sch Bldg Rfdg
          (PSF Gtd).......................................   5.000    08/15/37       4,928,159
 3,860    Mabank, TX Indpt Sch Dist (PSF Gtd).............   5.125    08/15/35       3,956,693
 1,250    Matagorda Cnty, TX Navig Dist No 1 Rev Coll
          Centerpoint Energy Proj Rfdg (Variable Rate
          Coupon).........................................   5.600    03/01/27       1,306,338
 1,000    Mesquite, TX Hlth Fac Dev Corp Retirement Fac
          Christian Care Ctr Ser A (Prerefunded
          @ 02/15/10).....................................   7.625    02/15/28       1,136,760
 1,800    Metropolitan Hlth Fac Dev Corp TX Wilson N Jones
          Mem Hosp Proj...................................   7.250    01/01/31       1,854,756
 1,000    North Central, TX Hlth Fac Dev Corp Rev Hosp
          Baylor Hlthcare Sys Proj Ser A..................   5.125    05/15/29       1,012,600
 4,000    North Central, TX Hlth Fac Dev Hosp Childrens
          Med Ctr Dallas (AMBAC Insd).....................   5.250    08/15/32       4,151,320
   110    Pecos Cnty, TX Ctf Partn (Acquired 06/23/97,
          Cost $110,400) (c)..............................   6.000    01/12/08         110,674
 3,702    Region One Ed Svc Ctr Sub Tech Fac Proj
          (Acquired 12/30/97, Cost $3,861,560) (c)........   6.590    12/15/17       3,898,461
    80    Texas Muni Pwr Agy Rev (Escrowed to Maturity)
          (MBIA Insd).....................................    *       09/01/15          53,017
   490    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (FSA Insd).....................   5.500    09/01/13         492,568
                                                                                 -------------
                                                                                    61,194,848
                                                                                 -------------
          VERMONT  0.4%
 2,300    University VT & ST Agric College (MBIA Insd)....   5.000    10/01/40       2,361,663
                                                                                 -------------

          VIRGINIA  1.3%
 1,320    Fairfax Cnty, VA Ctf Part.......................   5.300    04/15/23       1,396,520
 1,340    Richmond, VA (FSA Insd).........................   5.500    01/15/10       1,424,581
 2,750    Tobacco Settlement Fin Corp VA..................   5.625    06/01/37       2,812,673
 2,590    Tobacco Settlement Fin Corp VA Asset Bkd........   5.500    06/01/26       2,652,186
                                                                                 -------------
                                                                                     8,285,960
                                                                                 -------------

 24                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------
          WASHINGTON  3.7%
$5,000    Bellevue, WA Convention Ctr Auth Spl Oblig Rev
          Rfdg (MBIA Insd)................................    *       02/01/24   $   2,116,500
 3,000    Clark Cnty, WA Pub Util Dist No. 001 Gen Sys Rev
          Rfdg (FSA Insd).................................   5.625%   01/01/12       3,182,790
 5,000    Cowlitz Cnty, WA Spl Swr Rev CSOB Wastewtr
          Treatment Rfdg (FGIC Insd)......................   5.500    11/01/19       5,547,550
 3,000    Energy Northwest WA Elec Rev Proj No 3 Ser A
          Rfdg (FSA Insd).................................   5.500    07/01/18       3,226,170
 5,000    King Cnty, WA Ser B Rfdg (MBIA Insd)............   5.250    01/01/34       5,141,850
 2,000    Port Seattle, WA Rev Ser B (AMT) (MBIA Insd)....   5.625    02/01/24       2,105,860
 1,345    Tacoma, WA Elec Sys Rev Ser A Rfdg (FSA Insd)...   5.750    01/01/15       1,463,952
                                                                                 -------------
                                                                                    22,784,672
                                                                                 -------------
          WEST VIRGINIA  1.1%
 6,550    Harrison Cnty, WV Cnty Cmnty Solid Waste Disp
          Rev Potomac Edison Co Ser A (AMT) (MBIA Insd)
          (a).............................................   6.875    04/15/22       6,566,637
                                                                                 -------------

          WISCONSIN  0.9%
 5,000    Wisconsin St Hlth & Ed Fac Auth Mercy Hlth Sys
          Corp (AMBAC Insd)...............................   5.500    08/15/25       5,253,300
   400    Wisconsin St Hlth & Ed Fac Auth Rev Beaver Dam
          Cmnty Hosp Inc Ser A............................   6.000    08/15/19         417,228
                                                                                 -------------
                                                                                     5,670,528
                                                                                 -------------
          GUAM  1.0%
 6,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)............   5.250    10/01/34       6,272,400
                                                                                 -------------

          PUERTO RICO  1.1%
 2,000    Puerto Rico Muni Fin Agy Ser A (FSA Insd).......   5.250    08/01/20       2,134,460
 4,500    Puerto Rico Pub Bldg Auth Rev Govt Fac Ser I....   5.250    07/01/33       4,675,365
                                                                                 -------------
                                                                                     6,809,825
                                                                                 -------------
TOTAL MUNICIPAL BONDS  150.1%.................................................     935,096,608
          CONVERTIBLE CORPORATE OBLIGATION  0.0%
   127    UAL Corp. ......................................   5.000    01/25/21         131,680
                                                                                 -------------
TOTAL LONG-TERM INVESTMENTS  150.1%
  (Cost $902,292,084).........................................................     935,228,288

See Notes to Financial Statements                                             25

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

DESCRIPTION                                                                              VALUE
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  0.2%
  (Cost $1,135,000)...............................................................   $   1,135,000
                                                                                     -------------
TOTAL INVESTMENTS  150.3%
  (Cost $903,427,084).............................................................     936,363,288
OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%.......................................      11,836,670
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (52.2%).......................    (325,333,382)
                                                                                     -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%....................................   $ 622,866,576
                                                                                     =============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the outstanding bond issuance.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(c) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 7.7% of net assets applicable to common shares.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(f) Securities purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access

AGC--AGC Insured Custody Certificates

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Comwth Gtd--Commonwealth of Puerto Rico

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

PSF--Public School Fund

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

 26                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) continued

FUTURES CONTRACTS OUTSTANDING AS OF APRIL 30, 2006:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 5-Year Futures June 06 (Current Notional
  Value of $104,156 per contract)...........................     601         $351,856
                                                                 ===         ========

SWAP AGREEMENTS OUTSTANDING AS OF APRIL 30, 2006:

INTEREST RATE SWAPS

                                               PAY/
                                             RECEIVE                          NOTIONAL    UNREALIZED
                                             FLOATING   FIXED    EXPIRATION    AMOUNT    APPRECIATION/
COUNTERPARTY            FLOATING RATE INDEX    RATE      RATE       DATE       (000)     DEPRECIATION
JP Morgan Chase Bank,
  N.A. ...............  USD-BMA Municipal
                        Swap Index           Receive    4.375%    07/11/26    $ 9,250      $  9,441
JP Morgan Chase Bank,
  N.A. ...............  USD-BMA Municipal
                        Swap Index           Receive    4.137     06/28/26     10,330       299,088
                                                                                         -------------
                                                                                           $308,529
                                                                                         =============

See Notes to Financial Statements                                             27

VAN KAMPEN MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $903,427,084).......................  $936,363,288
Cash........................................................     1,113,811
Receivables:
  Interest..................................................    13,884,064
  Investments Sold..........................................       225,315
Swap Contracts..............................................       308,529
Other.......................................................        11,375
                                                              ------------
    Total Assets............................................   951,906,382
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,130,000
  Investment Advisory Fee...................................       429,336
  Income Distributions--Common Shares.......................       124,137
  Variation Margin on Futures...............................        93,906
  Other Affiliates..........................................        29,668
Trustees' Deferred Compensation and Retirement Plans........       753,119
Accrued Expenses............................................       146,258
                                                              ------------
    Total Liabilities.......................................     3,706,424
Preferred Shares (including accrued distributions)..........   325,333,382
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $622,866,576
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($622,866,576 divided by
  39,379,538 shares outstanding)............................  $      15.82
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 39,379,538 shares issued and
  outstanding)..............................................  $    393,795
Paid in Surplus.............................................   588,714,519
Net Unrealized Appreciation.................................    33,596,589
Accumulated Undistributed Net Investment Income.............     2,416,330
Accumulated Net Realized Loss...............................    (2,254,657)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $622,866,576
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 13,000 issued with liquidation preference of
  $25,000 per share)........................................  $325,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $947,866,576
                                                              ============

 28                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2006 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $23,621,956
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,609,846
Preferred Share Maintenance.................................      433,862
Trustees' Fees and Related Expenses.........................       73,660
Legal.......................................................       49,526
Custody.....................................................       33,837
Other.......................................................      320,748
                                                              -----------
    Total Expenses..........................................    3,521,479
    Less Credit Earned on Cash Balances.....................          213
                                                              -----------
    Net Expenses............................................    3,521,266
                                                              -----------
NET INVESTMENT INCOME.......................................  $20,100,690
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,692,680
  Futures...................................................    2,172,526
                                                              -----------
Net Realized Gain...........................................    3,865,206
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   39,214,252
                                                              -----------
  End of the Period:
    Investments.............................................   32,936,204
    Futures.................................................      351,856
    Swap Contracts..........................................      308,529
                                                              -----------
                                                               33,596,589
                                                              -----------
Net Unrealized Depreciation During the Period...............   (5,617,663)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,752,457)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(5,643,538)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $12,704,695
                                                              ===========

See Notes to Financial Statements                                             29

VAN KAMPEN MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                            FOR THE              FOR THE
                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         APRIL 30, 2006     OCTOBER 31, 2005
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $ 20,100,690        $ 37,769,331
Net Realized Gain.....................................       3,865,206          11,241,406
Net Unrealized Depreciation During the Period.........      (5,617,663)        (27,475,654)
Distributions to Preferred Shareholders:
  Net Investment Income...............................      (3,595,071)         (6,655,981)
  Net Realized Gain...................................      (2,048,467)                -0-
                                                          ------------        ------------

Change in Net Assets Applicable to Common Shares from
  Operations..........................................      12,704,695          14,879,102

Distributions to Common Shareholders:
  Net Investment Income...............................     (16,145,614)        (32,546,246)
  Net Realized Gain...................................      (9,573,166)                -0-
                                                          ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES..........................     (13,014,085)        (17,667,144)

FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Acquired Through Merger...             -0-          49,914,471
                                                          ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.......................................     (13,014,085)         32,247,327
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...............................     635,880,661         603,633,334
                                                          ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $2,416,330 and
  $2,056,325, respectively)...........................    $622,866,576        $635,880,661
                                                          ============        ============

 30                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                SIX MONTHS
                                                  ENDED                YEAR ENDED OCTOBER 31, 2003
                                                APRIL 30,    ------------------------------------------------
                                                   2006       2005      2004      2003     2002 (g)    2001
                                                -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.......  $ 16.15     $ 16.60   $ 16.25   $ 16.12   $ 16.07    $ 14.91
                                                 -------     -------   -------   -------   -------    -------
 Net Investment Income.........................      .51(a)     1.02      1.03      1.02      1.06       1.13
 Net Realized and Unrealized Gain/Loss.........     (.05)       (.41)      .37       .13       .01       1.12
 Common Share Equivalent of Distributions Paid
 to Preferred Shareholders:
   Net Investment Income.......................     (.09)       (.18)     (.09)     (.08)     (.11)      (.27)
   Net Realized Gain...........................     (.05)        -0-       -0-(f)     -0-      -0-        -0-
                                                 -------     -------   -------   -------   -------    -------
Total from Investment Operations...............      .32         .43      1.31      1.07       .96       1.98
Distributions Paid to Common Shareholders:
   Net Investment Income.......................     (.41)       (.88)     (.94)     (.94)     (.91)      (.82)
   Net Realized Gain...........................     (.24)        -0-      (.02)      -0-       -0-        -0-
                                                 -------     -------   -------   -------   -------    -------
NET ASSET VALUE, END OF THE PERIOD.............  $ 15.82     $ 16.15   $ 16.60   $ 16.25   $ 16.12    $ 16.07
                                                 =======     =======   =======   =======   =======    =======
Common Share Market Price at End of the
 Period........................................  $ 14.35     $ 14.02   $ 14.90   $ 14.57   $ 14.30    $ 13.79
Total Return (b)...............................    7.11%*      0.01%     9.15%     8.60%    10.49%     15.97%
Net Assets Applicable to Common Shares at End
 of the Period (In millions)...................  $ 622.9     $ 635.9   $ 603.6   $ 590.9   $ 586.2    $ 584.4
Ratio of Expenses to Average Net Assets
 Applicable to Common Shares (c)...............    1.12%       1.06%     1.19%     1.23%     1.35%      1.55%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (c)........    6.41%       6.21%     6.24%     6.28%     6.70%      7.26%
Portfolio Turnover.............................      17%*        33%       19%       24%       38%        28%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
 Including Preferred Shares (c)................     .74%        .71%      .79%      .81%      .89%      1.01%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (d)........    5.27%       5.12%     5.70%     5.77%     5.98%      5.51%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.............   13,000      13,000    12,000    12,000    12,000     12,000
Asset Coverage Per Preferred Share (e).........  $72,938     $73,933   $75,312   $74,245   $73,861    $73,700
Involuntary Liquidating Preference Per
 Preferred Share...............................  $25,000     $25,000   $25,000   $25,000   $25,000    $25,000
Average Market Value Per Preferred Share.......  $25,000     $25,000   $25,000   $25,000   $25,000    $25,000

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(f) Amount is less than $0.01 per share.

(g) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares from 6.69% to 6.70%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements                                             31

VAN KAMPEN MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2006, the Trust had $2,130,000 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the fiscal year ended October 31, 2005, the Trust utilized capital losses carried forward of $1,499,019.

VAN KAMPEN MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) continued

    At October 31, 2005, the Trust had an accumulated capital loss carry forward for tax purposes of $4,301,321, which will expire according to the following schedule.

AMOUNT                                                           EXPIRATION
$ 468,317...................................................  October 31, 2008
  929,222...................................................  October 31, 2009
 2,903,782..................................................  October 31, 2011

    The capital loss carryforward above was acquired due to a merger with another regulated investment company, please see footnote 3 for details. At April 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $903,021,950
                                                              ============
Gross tax unrealized appreciation...........................  $ 35,855,577
Gross tax unrealized depreciation...........................    (2,514,239)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 33,341,338
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2005 was as follows:

Distribution paid from:
  Ordinary income...........................................  $   202,501
  Tax-exempt income.........................................   38,881,107
  Long-term capital gain....................................          -0-
                                                              -----------
                                                              $39,083,608
                                                              ===========

    As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $   231,819
Undistributed tax-exempt income.............................    2,418,330
Undistributed long-term capital gain........................   11,619,205

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTION During the six months ended April 30, 2006, the Trust's custody fee was reduced by $213 as a result of credits earned on cash balances.

VAN KAMPEN MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust.

    For the six months ended April 30, 2006, the Trust recognized expenses of approximately $25,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the six months ended April 30, 2006, the Trust recognized expenses of approximately $46,400, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2006 and October 31, 2005, paid transactions in common shares were as follows:

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2006     OCTOBER 31, 2005
Beginning Shares........................................     39,379,538          36,365,393
Shares Acquired Through Merger..........................            -0-           3,014,145
                                                             ----------          ----------
Ending Shares...........................................     39,379,538          39,379,538
                                                             ==========          ==========

    On August 26, 2005, the Trust acquired all of the assets and liabilities of the Van Kampen Investment Grade Municipal Income Trust ("Investment Grade") through a tax free reorganization approved by Investment Grade's shareholders on August 12, 2005. The Trust issued 3,014,145 common shares with a net asset value of 49,914,471 and 1,000 Auction Preferred Shares (APS) with a liquidation value of $25,000,000 in exchange for Investment Grade's net assets. The shares of Investment Grade were converted into Trust shares at a ratio 0.622886 to 1 and 1 to 1, for common shares and APS, respectively. Net unrealized appreciation of Investment Grade as of August 26, 2005 was $4,753,945. The Trust assumed

VAN KAMPEN MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) continued

Investment Grade's book to tax accretion differences, which resulted in a $20,691 increase to accumulated undistributed net investment income and a corresponding decrease to net unrealized appreciation. Combined net assets on the day of reorganization were $651,946,419. Included in these net assets was a capital loss carryforward of $4,870,260, of which all can be utilized by the acquiring Trust, deferred compensation and pension of $229,350, non-accrual interest income of $10,844 and gains or losses recognized for tax purposes on open future transactions at merger date of $60,183, all carried forward from the Investment Grade Municipal Income Trust.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $160,365,991 and $181,006,270, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. The contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Trust maintains, an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

VAN KAMPEN MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) continued

    Transactions in futures contracts for the six months ended April 30, 2006, were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2005.............................    1,655
Futures Opened..............................................    2,752
Futures Closed..............................................   (3,806)
                                                               ------
Outstanding at April 30, 2006...............................      601
                                                               ======

B. INDEXED SECURITY An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. The instruments are typically used by the Trust to enhance the yield of the portfolio. These instruments are identified in the Portfolio of Investments.

C. INTEREST RATE SWAPS The Trust may enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Trust will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within unrealized appreciation/ depreciation on swap contracts. Upon cash settlement of the periodic payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. If there is a default by the counterparty, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

6. PREFERRED SHARES

The Trust has outstanding 13,000 APS in four series of 3,000 shares each and one series of 1,000 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and C are generally 7 days. The dividend periods for Series B, D and E are 28 days. The average rate in effect on April 30, 2006 was 3.56%. During the six months ended April 30, 2006, the rates ranged from 2.310% to 6.15%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) continued

7. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN MUNICIPAL TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43010
Providence, Rhode Island 02940-3010

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.
 38

  Van Kampen Municipal Trust

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Municipal Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Municipal Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                  VKQ SAR 6/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-01539P-Y04/06

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Code of Ethics - Not applicable for semi-annual reports.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Municipal Trust

By:    /s/ Ronald E. Robison
       ---------------------------
Name:  Ronald E. Robison
Title: Principal Executive Officer
Date:  June 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Ronald E. Robison
       ---------------------------
Name:  Ronald E. Robison
Title: Principal Executive Officer
Date:  June 20, 2006

By:    /s/ Phillip G. Goff
       ----------------------------
Name:  Phillip G. Goff
Title: Principal Financial Officer
Date:  June 20, 2006